SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  May 1, 1998

RESIDENTIAL ACCREDIT LOANS, INC. (as company under a Pooling and Servicing Agreement dated as of May 1, 1998 providing for, inter alia, the issuance of Mortgage Asset- Backed Pass-Through Certificates, Series 1998-QS6)

                       Residential Accredit Loans, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                        333-48327              51-0368240
 (State or other jurisdiction        (Commission)           (I.R.S. employer
  of incorporation)                 file number)            identification no.)



  8400 Normandale Lake Blvd.,  Suite 600,  Minneapolis,  MN 55437 (Address
             of principal executive offices) (Zip code)


      Registrant's telephone number, including area code (612) 832-7000



        (Former name or former address, if changed since last report)



                       Exhibit Index located on Page 2



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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


                                                        Sequentially
Exhibit                                                 Numbered
Number                                                  Exhibit Page

10.1  Pooling and Servicing Agreement, dated as of             4
      May 1, 1998 among Residential Accredit Loans,
      Inc., as company,  Residential  Funding
      Corporation,  as master servicer, and Bankers
      Trust Company, as trustee.




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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL ACCREDIT LOANS, INC.



                               By:   /s/ Randy Van Zee
                               Name: Randy Van Zee
                               TitlVice President


Dated:  May 29, 1998



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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   RESIDENTIAL ACCREDIT LOANS, INC.



                                    By:
                                    Name: Randy Van Zee
                                    Title: Vice President


Dated:  May 29, 1998
































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                                                                  Exhibit 10.1


      Pooling and Servicing Agreement, dated as of May 1, 1998 among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Bankers Trust Company, as trustee.




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